                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12


                                   WGNB CORP.
    -------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:


         ----------------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:


         ----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


         ----------------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:


         ----------------------------------------------------------------------

         5)       Total fee paid:


         ----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                                         --------------------------------------
         2)       Form, Schedule or Registration No.:
                                                     --------------------------
         3)       Filing Party:
                               ------------------------------------------------
         4)       Date Filed:
                             --------------------------------------------------

                                   WGNB CORP.
                                201 MAPLE STREET
                                  P.O. BOX 280
                            CARROLLTON, GEORGIA 30117

                            NOTICE OF ANNUAL MEETING
                          TO BE HELD ON MARCH 13, 2001


         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of WGNB Corp., a Georgia corporation ("WGNB" or the "Company"), will be held in the Board Room of the Company's executive offices located at 201 Maple Street, Carrollton, Georgia 30117 on Tuesday, March 13, 2001 at 3:00 PM (the "Annual Meeting") for the following purposes:

         1. To elect four directors to serve on the Company's Board of Directors; and

         2. To consider and act upon any other matters which may properly come before the Annual Meeting and any adjournments or postponements thereof.

         In accordance with the provisions of the Company's Bylaws, the Board of Directors has fixed the close of business on February 20, 2001 as the record date for the determination of the holders of the Company's Common Stock entitled to notice of and to vote at the Annual Meeting.

         A list of shareholders entitled to vote at the Annual Meeting will be open for examination by any shareholder for any purpose germane to the meeting during ordinary business hours for a period of 10 days prior to the Annual Meeting at the offices of the Company, 201 Maple Street, Carrollton, Georgia 30117, and will also be available for examination at the Annual Meeting.

         Your attention is directed to the accompanying Proxy Statement. We invite all shareholders to attend the Annual Meeting. To ensure that your shares will be voted at the Annual Meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope. If you attend the Annual Meeting, you may vote in person, even though you have sent in your proxy.

         Accompanying this Notice and Proxy Statement is a copy of the Company's 2000 Annual Report to Shareholders.

                                    By Order of the Board of Directors,

                                    WGNB Corp.



                                    /s/ L. Leighton Alston


                                    L. Leighton Alston
                                    President & Chief Executive Officer


IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum at the meeting. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

Carrollton, Georgia
February 21, 2001

                                 PROXY STATEMENT

                                   WGNB CORP.
                                201 MAPLE STREET
                                  P.O. BOX 280
                            CARROLLTON, GEORGIA 30117

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 13, 2001

                     SOLICITATION AND REVOCATION OF PROXIES


         The enclosed proxy is solicited by and on behalf of the Board of Directors of WGNB Corp., a Georgia corporation, for use at the Company's 2001 Annual Meeting of Shareholders to be held on Tuesday, March 13, 2001 at 3:00 PM in the Board Room of WGNB's executive offices located at 201 Maple Street, Carrollton, Georgia 30117, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

         Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering written notice of revocation to WGNB at its principal office, 201 Maple Street, P.O. Box 280, Carrollton, Georgia 30117, Attention: Corporate Secretary, by a subsequent proxy executed by the person executing the prior proxy and presented at the meeting or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

         In addition to this solicitation, officers, directors and regular employees of the Company, who will receive no additional compensation for their services, may solicit proxies by mail, facsimile or personal calls. WGNB may engage a proxy solicitation firm in connection with the solicitation of proxies. The expense of any such engagement is not expected to exceed $5,000. All costs of solicitation will be borne by the Company. WGNB has requested brokers and nominees who hold stock in their name to furnish this proxy material to their customers and the Company will reimburse such brokers and nominees for their related out-of-pocket expenses.

         This Proxy Statement describes the matters to be considered at the Annual Meeting and, together with the proxy card and accompanying reports, will be mailed on or about February 21, 2001 to each shareholder of record as of the close of business on February 20, 2001 (the "Record Date").

                              VOTING AT THE MEETING

         The Company had 3,095,455 shares of Common Stock, par value $1.25 per share, outstanding as of the Record Date. Holders of record of shares of Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and will be entitled to one vote for each such share so held of record.

         Holders of a majority of the outstanding Common Stock, if present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Abstentions and "broker non-votes" (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or by proxy at an annual meeting and entitled to vote thereon would be required to approve any proposals brought before such annual meeting, unless otherwise required by law or contract. For such proposals, abstentions are counted for purposes of calculating shares entitled to vote but are not counted as shares voting and therefore have the effect of a vote against each such proposal. Also, for these proposals, broker non-votes are not counted as shares present at the meeting and entitled to vote and therefore have no effect. The election of directors, however, is the only business that is anticipated to be conducted at the Annual Meeting to which this Proxy Statement relates. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the election of directors. There are no cumulative voting rights with respect to the election of directors.

         The Company's Common Stock is currently traded on the over the counter bulletin board under the trading symbol "WGNB".

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO EACH SHAREHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, WGNB CORP., 201 MAPLE STREET, P.O. BOX 280, CARROLLTON, GEORGIA 30117.

                      NOMINATION AND ELECTION OF DIRECTORS

         The Board of Directors currently consists of fourteen members and is divided into three equal classes, with the term of each class staggered so that in any given year no more than one-third of the total Board membership shall stand for re-election. Board members are elected for a three-year term and serve until their successors are elected and qualified. The terms of the Company's current Class I directors will expire at the Annual Meeting. The terms of the current Class II and Class III directors will expire at the 2002 and 2003 annual meetings, respectively.

         The persons named in the enclosed proxy will vote FOR the four nominees named below under "Nominees for Directors" as the four Class I Directors, unless instructed otherwise in the proxy. The persons receiving the greatest number of votes, up to the number of directors to be elected, shall be the persons elected as Class I Directors. Each Director is to hold office until the 2004 Annual Meeting of Shareholders and until his or her respective successor is duly qualified and elected.

         The names and certain information concerning the persons to be nominated to become Class I directors by the Board of Directors at the Annual Meeting (and information regarding the current Class II and Class III directors which are not up for election at the Annual Meeting) are set forth below. YOUR BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW UNDER "NOMINEES FOR DIRECTORS". It is intended that shares represented by the proxies will be voted FOR the election to the Board of Directors of the persons named below unless authority to vote for nominees has been withheld in the proxy. Although each of the persons nominated has consented to serve as a director if elected and your Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors. The following information regarding the Company's directors (including the nominees) and executive officers is relevant to your consideration of the slate proposed by your Board of Directors.

NOMINEES FOR DIRECTORS

         The nominees for the Class I directors are:

         L. Richard Plunkett
         Thomas T. Richards
         Oscar W. Roberts, III and
         Joe Whit Walker.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS

         Class II directors, whose terms expire at the 2002 annual meeting of shareholders, consist of W. T. Green, Jr., L.J. Joyner , R. David Perry, J. Thomas Vance and Charles M. Willis, Sr. Class III directors, whose terms expire at the 2003 annual meeting of shareholders, consist of L. Leighton Alston, G. Woodfin Cole, Richard A. Duncan, Dr. Thomas E. Reeve, III and Frank T. Thomasson, III.

INFORMATION AS TO NOMINEES, OTHER DIRECTORS AND EXECUTIVE OFFICERS

         The following table provides biographical information for each director, nominee for director, and executive officer of the Company. All executive officers of the Company are chosen by the Board of Directors and serve at the Board's discretion. Except as otherwise indicated, each individual has been or was engaged in his or her present or last principal occupation, in the same or a similar position, for more than five years.

NAME                        AGE     POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATION
JOE WHIT WALKER             68      Mr. Walker is Chairman of the Board of
                                    Directors of the Company and West Georgia
                                    National Bank, the Company's bank subsidiary
                                    (the "Bank"). He has been a director of the
                                    Company since 1984 and a director of the
                                    Bank since 1971. Mr. Walker graduated from
                                    the State University of West Georgia, with a
                                    B.S. in Business Administration. He is
                                    president of Walker Oldsmobile, Cadillac,
                                    GMC, Buick, Pontiac, Inc. He is active in
                                    many charitable organizations, including the
                                    Tanner Medical Foundation.

L. LEIGHTON ALSTON          48      Mr. Alston is a director of the Company and
                                    the Bank and currently serves as its Chief
                                    Executive Officer and President. He has been
                                    a director of the Company and the Bank since
                                    1991. Mr. Alston is a graduate of the State
                                    University of West Georgia and of the
                                    Graduate School of Banking of the South at
                                    Louisiana State University. He joined the
                                    Bank in 1978 after working for the Office of
                                    the Comptroller of the Currency as Assistant
                                    National Bank Examiner. In 1991 he became
                                    President and CEO and a director of the Bank
                                    and the Company. He assumed the sole title
                                    of Chief Executive Officer of the Bank and
                                    Finance Company in December, 1999. Mr.
                                    Alston is a member of the Existing Industry
                                    Committee of the Carroll County Chamber of
                                    Commerce, the Carrollton Redevelopment
                                    Authority and the West Georgia Business and
                                    Industrial Leaders Association, as well as
                                    serving as Chairman of the Carrollton
                                    Payroll Development Authority. He is also a
                                    member of the Community Bankers Committee of
                                    the Georgia Bankers Association and serves
                                    on the Finance Committee of the Carroll
                                    County Association for Retarded Citizens.

GRADY W. COLE               48      Mr. Cole is a director of the Company and
                                    the Bank. He has been a director of the
                                    Company and the Bank since 1992. Mr. Cole is
                                    President and CEO of Carroll Realty and
                                    Insurance Company where he has been employed
                                    since 1978. He is a graduate of the
                                    University of Georgia with a BBA in Finance.
                                    The Carrollton native is past director of
                                    the Carrollton Rotary Club, the State
                                    University of West Georgia Foundation and
                                    the Tanner Medical Foundation. He currently
                                    serves as director of the Carrollton City
                                    School Educational Foundation.

RICHARD A. DUNCAN           53      Mr. Duncan is a director of the Company and
                                    also serves as its Executive Vice President.
                                    He has been a director of the Company and
                                    the Bank since 1991. Mr. Duncan is also the
                                    President of the Bank. He joined the Bank in
                                    1974. He is a graduate of the State
                                    University of West Georgia with a B.S. in
                                    Business Administration and the Graduate
                                    School of Banking of the South at Louisiana
                                    State University. Mr. Duncan is a member of
                                    the State University of West Georgia
                                    Athletic Booster Club, the Carrollton High
                                    School Athletic Booster Club and a member
                                    and past director of the Carrollton
                                    Civitans.

W.T. GREEN, JR.             56      Mr. Green has served as a director of the
                                    Company and the Bank since 1988. He is a
                                    1966 graduate of the University of Georgia
                                    and is Chairman and CEO of Greenway Medical
                                    Technologies, Inc. a software company
                                    located in Carrollton, Georgia that designs
                                    computer software applications for
                                    healthcare providers. He was also President
                                    and CEO of Greenway Corporation, a software
                                    company he founded in 1992 that provided
                                    check and document imaging software for
                                    financial institutions. Greenway Corporation
                                    was sold to The BISYS Group, Inc., a
                                    publicly held corporation based in Little
                                    Falls, NJ in 1998. Mr. Green is Chairman of
                                    the Tanner Medical Foundation and a member
                                    of the Board of Directors of the State
                                    University of West Georgia Foundation. He is
                                    past President of the Carrollton Rotary Club
                                    and Sunset Hills Country Club.

L.G. (JACK) JOYNER          64      Mr. Joyner has served as a director of the
                                    Company and the Bank since 1986. He is the
                                    owner of J & R Construction & Development,
                                    Inc., which specializes in commercial
                                    construction. He is also President of Ivy
                                    Bluff Properties, Inc., Ivy Bluff Farms and
                                    Joyner Poultry Farms, Inc. Mr. Joyner is a
                                    member and former Master of the Tyus Masonic
                                    Lodge #671 and currently serves as Chairman
                                    of the Tyus Baptist Church Finance
                                    Committee. He is also a past Chairman of the
                                    Board of the Carroll County Cattle Sales
                                    Corporation, Chairman of the Board of
                                    Southern States and a member of the
                                    Carrollton Sertoma Club.

R. DAVID PERRY              60      Mr. Perry is a director of the Company and
                                    the Bank. He has been a director of the
                                    Company since 1984 and a director of the
                                    Bank since 1980. He is a retired pharmacist,
                                    graduated from the University of Georgia in
                                    1962 with a B.S. in Pharmacy. Mr. Perry
                                    practiced pharmacy for twenty-five years and
                                    owned Perry's Westside Pharmacy in
                                    Carrollton. After retiring from pharmacy, he
                                    served as interim Executive Director of the
                                    Carroll County Chamber of Commerce and
                                    training consultant for the State University
                                    of West Georgia Continuing Education
                                    Department. In 1988, Mr. Perry was elected
                                    as sole Commissioner of Carroll County and
                                    later served as the Chairman of the Board of
                                    Commissioners of Carroll County. Other
                                    elected positions held were Chairman of the
                                    Democratic Executive Committee of Carroll
                                    County and member of the City of Carrollton
                                    Board of Education. He served as president
                                    of the Carrollton Jaycees and a member of
                                    Carrollton Kiwanis Club and Carrollton
                                    Rotary Club. Mr. Perry currently is a member
                                    of the Board of Directors of Tanner Medical
                                    Center, Inc., and Systems & Methods, Inc., a
                                    computer software company.

L. RICHARD PLUNKETT         58      Mr. Plunkett has served as a director of the
                                    Company and the Bank since 1992. He is
                                    president of Plunkett & Associates, Inc., a
                                    money management and investment firm. He is
                                    a graduate of Brown University and received
                                    his Masters of Business Administration,
                                    Finance, from Georgia State University. He
                                    earned his Chartered Financial Analyst
                                    certification in 1973. Mr. Plunkett is a
                                    member of the Association for Investment
                                    Management and Research, the Society of
                                    International Business Fellows and CEO of
                                    the World President's Organization. He
                                    currently serves on the Southern College of
                                    Technology Apparel Education Foundation and
                                    the Robert Patilla Properties Board. He is a
                                    member of the Board of Trustees of the
                                    Michael C. Carlos Museum and the State
                                    Private Colleges and University Authority.

THOMAS E. REEVE, III, M.D.  44      Dr. Reeve has served as a director of the
                                    Company and the Bank since 1992. He is also
                                    a partner of Carrollton Surgical Group, P.A.
                                    He is a graduate of Emory University and the
                                    Medical College of Georgia in Augusta and
                                    completed Surgical Training at the
                                    University of Mississippi Medical Center. He
                                    is a member of the Medical Association of
                                    Georgia, the Georgia Surgical Society, the
                                    Southeastern Surgical Society, the American
                                    Society of Breast Surgeons and the American
                                    Society of General Surgeons. Dr. Reeve is a
                                    Fellow of the American College of Surgeons
                                    and a Diplomat of the American Board of
                                    Surgery.

THOMAS T. RICHARDS          60      Mr. Richards has served as a director of the
                                    Company and the Bank since 1984. He is a
                                    graduate of Georgia Institute of Technology
                                    with a B.S. in Industrial Management and
                                    earned his MBA from the Harvard Business
                                    School. He is the President of Richards
                                    Mortgage Servicing and a member of the Board
                                    of Directors of Greenway Medical
                                    Technologies.

OSCAR W. ROBERTS, III       53      Mr. Roberts has served as a director of the
                                    Company and the Bank since 1996. He is a
                                    graduate of the State University of West
                                    Georgia and attended Graduate School at
                                    Georgia Institute of Technology. Mr. Roberts
                                    has owned a variety of retail and service
                                    businesses and currently manages personal
                                    investments and serves as Director of
                                    Gateway Investment Corp. He served as
                                    Treasurer of the Carrollton Kiwanis Club and
                                    is a past member of the Carrollton Jaycees.

FRANK T. THOMASSON, III     50      Mr. Thomasson has served as a director of
                                    the Company and the Bank since 1992. He is
                                    division president of Thomasson Printing
                                    Company. He is a graduate of the State
                                    University of West Georgia. He serves on the
                                    Board of Directors of the Printing Industry
                                    of Georgia and is a past Chairman. Mr.
                                    Thomasson is currently a member of the
                                    Carrollton Rotary Club. He is a former
                                    director of the Carroll County Chamber of
                                    Commerce and former Chairman of the
                                    Carrollton Housing Authority.

J. THOMAS VANCE             54      Mr. Vance has served as a director of the
                                    Company and the Bank since 1991. He is a
                                    graduate of the University of Georgia School
                                    of Law, is a partner with the law firm of
                                    Tisinger, Tisinger, Vance & Greer, P.C.,
                                    where his practice concentrates in the areas
                                    of business law, municipal law and
                                    healthcare law. He serves as general counsel
                                    to Tanner Medical Center, Inc., Greenway
                                    Medical Technologies, Inc., the Carroll
                                    County Board of Education and Systems and
                                    Methods, Inc. He currently serves on the
                                    Board of Directors of Greenway Medical
                                    Technologies, Inc., Northstar Hotels, Inc.
                                    and Camp Sunshine. He also serves on the
                                    Finance Committee of the State Bar of
                                    Georgia.

CHARLES M. WILLIS, SR.      62      Mr. Willis is a director of the Company and
                                    the Bank. He has served as a director of the
                                    Company since 1984 and as a director of the
                                    Bank since 1972. He is the co-owner of The
                                    Squire Shop, a men's clothing store in
                                    Carrollton, Georgia. He graduated from the
                                    University of Georgia with a BBA Degree in
                                    Business Administration in 1962. He is past
                                    president of the Jaycees, Rotary Club and
                                    the Carroll County Chamber of Commerce.

H. JAMES CROWE              57      Mr. Crowe is Executive Vice President and
                                    Chief Operating Officer of the Bank. He is
                                    also president of the Finance Company. Mr.
                                    Crowe has been employed by the Bank in
                                    various capacities since

                                    October 1993. He has an extensive
                                    financial/banking background dating back to
                                    1965. He attended Kennesaw State University and Georgia State University

STEVEN J. HAACK             41      Mr. Haack is Chief Financial Officer of the
                                    Bank and Secretary/Treasurer of the Company.
                                    He has been employed by the Bank as its
                                    Chief Financial Officer since January, 1995
                                    and has served as Secretary/Treasurer of the
                                    Company since 1998. Mr. Haack holds a BBA in
                                    Accounting from Iowa State University. He is
                                    also a Certified Public Accountant. Mr.
                                    Haack has held senior management positions
                                    in banking since 1989. Prior to his banking
                                    career, he practiced as a Certified Public
                                    Accountant in Atlanta.

W. GALEN HOBBS, JR.         41      Mr. Hobbs is Senior Vice President and
                                    Senior Commercial Loan Officer of the Bank.
                                    He has been employed by the Bank in various
                                    capacities since 1991. Mr. Hobbs holds a BA
                                    in Economics from Hampton-Sydney College and
                                    an MBA from the State University of West
                                    Georgia. He is a director of the Carroll
                                    County Chamber of Commerce, a member of the
                                    Carrollton Rotary Club, treasurer of the
                                    West Georgia Industrial Leaders, and
                                    president of the Nema Lomason Friends of the
                                    Library.

H.B. LIPHAM, III            35      Mr. Lipham is Senior Vice President of the
                                    Bank. He has been employed by the Bank in
                                    various capacities since 1994, serving as
                                    Senior Vice President since 1999. Mr. Lipham
                                    holds a BBA in Accounting from the State
                                    University of West Georgia. He is a graduate
                                    of the University of Georgia Banking School.
                                    He serves on the Board of Directors of the
                                    Tanner Medical Foundation. He is also past
                                    president of the Villa Rica Lions Club and
                                    Optimist Club.

ATTENDANCE AT MEETINGS AND BOARD COMMITTEES

         The Board of Directors conducts its business through the meetings of its board and through activities of certain committees of the Bank. All committees act for both the Company and the Bank. The Board of Directors of the Company meets monthly and may have additional special meetings. During the fiscal year ending December 31, 2000, the Board of Directors met twelve times. No director attended fewer than 75% in the aggregate of the total number of Company Board of Directors meetings held during the year ended December 31, 2000 and the total number of meetings held by committees on which he served during such fiscal year. In addition to other committees, the Board has standing executive, nominating, executive compensation and audit committees. During the fiscal year ending December 31, 2000, these committees were constituted as follows:

         The Executive Committee consisted of R. David Perry, Chairman, L.G. Joyner, Thomas T. Richards, J. Thomas Vance, Joe Whit Walker, Charles M. Willis, Sr. and L. Leighton Alston. The function of the Committee is to act on items requiring Board approval between meetings and to coordinate the work of the other committees. The Executive Committee met ten times during the 2000 fiscal year.

         The Nominating Committee and Board Review Committee (the "Nominating Committee") consisted of R. David Perry, Chairman, L.G. Joyner and Charles M. Willis, Sr. The function of the Nominating Committee is to select, screen and recommend to the Board nominees for election as directors and to review any shareholder nominations for compliance with the notice procedures set forth in the Company's Bylaws. For example, shareholder nominations must be in writing and must be received by the Company prior to the deadline stated elsewhere in this proxy statement. In addition, the shareholder must provide certain personal information relating to his ownership of Company shares and information relating to the person such shareholder proposes to nominate for director including such person's consent to serve if elected. The Nominating Committee also has ongoing responsibility for Board performance, ensuring individual Board members' continuing commitment to the Board and the Company's goals and objectives. The Nominating Committee met two times during the 2000 fiscal year.

         The Executive Compensation and Management Succession Committee (the "Executive Compensation Committee") consisted of R. David Perry, Chairman, W.T. Green, Jr., Dr. Thomas E. Reeve, III and Frank T. Thomasson, III, all of whom were outside directors. Its functions include the recommendation of compensation levels to the Board of Directors and facilitation of any management transition. The Executive Compensation Committee met two times during the 2000 fiscal year.

         The Compliance, Audit and Examination Committee (the "Audit Committee") consisted of Thomas T. Richards, Chairman, G. Woodfin Cole and Dr. Thomas E. Reeve, III. Its functions include the selection of a firm of certified public accountants to serve as independent auditors, discussion of the auditors' report with the Board of Directors and review of internal audit functions and internal accounting controls. The Board of Directors of the Company has adopted a summary written charter for the Audit Committee, a copy of which is included as Appendix "A" to this Proxy Statement. The Board of Directors is in the process of reviewing the adequacy of the current charter and intends to revise or replace such charter in the future to provide additional instructions and guidance to its Audit Committee. The composition of the Company's Audit Committee complies with the NASD rule for audit committees for small business issuers (which requires that the audit committee have at least two members, a majority of which are independent directors) because the Committee has three members and Messrs. Richards, Cole and Reeve are independent directors under the applicable NASD rule. The Audit Committee met six times during the 2000 fiscal year.

AUDIT COMMITTEE REPORT

         The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

         The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ending December 31, 2000 with the Company's management. The committee has also discussed with Porter Keadle Moore, LLP, their independent auditors, the matters required to be discussed by SAS 61.

         The Audit Committee has received the written disclosures and the letter from Porter Keadle Moore, LLP required by Independence Standards Board Standard No. 1 and has discussed with Porter Keadle Moore, LLP its independence.

         Based on the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-KSB for the fiscal year ending December 31, 2000.

                                            The Audit Committee



                                            Thomas T. Richards, Chairman
                                            G. Woodfin Cole
                                            Dr. Thomas E. Reeve, III

CERTAIN RELATIONSHIPS AND CERTAIN TRANSACTIONS

         During the past year, West Georgia National Bank, as the Company's subsidiary, has had banking transactions in the ordinary course of its business with its directors and officers on substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the time for comparable transactions with other customers. The extensions of credit by the Bank to these persons have not and do not currently involve more than the normal risk of collectability or present other unfavorable features and have complied with the Bank's lending policies and statutory lending limits.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information concerning the beneficial ownership of the Company's Common Stock as of February 12, 2001 by the Company's directors, executive officers and greater than five percent beneficial owners. The Common Stock is the Company's only outstanding voting security. Except as set forth below, the following shareholders have the sole voting power with respect to all shares of Common Stock shown as beneficially owned by them.

NAME AND ADDRESS OF BENEFICIAL                                          COMMON STOCK
OWNERS(1)                              TITLE                            OWNED                    PERCENT OF CLASS
---------                              -----                            -----                    ----------------
L. Leighton Alston                     CEO, President and Director      54,772                   1.75%
P.O. Box 280                           CEO - Bank
Carrollton, Georgia (a)

Grady Woodfin Cole                     Director                         34,550                   1.12%
P.O. Box 278
Carrollton, Georgia

Richard A. Duncan                      Executive Vice President and     87,356                   2.82%
P.O. Box 280                           Director
Carrollton, Georgia (b)                President - Bank

W. T. (Tommy) Green, Jr.               Director                         62,588                   2.02%
1340 North Park Street
Carrollton, Georgia (c)

L. G. (Jack) Joyner                    Director                         88,280                   2.85%
P.O. Box 1010
Carrollton, Georgia (d)

R. David Perry                         Director                         59,800                   1.93%
P.O. Box 1941
Carrollton, Georgia

L. Richard Plunkett                    Director                          7,224                    .23%
12 Piedmont Center, Suite 418
Atlanta, Georgia (e)

Dr. Thomas E. Reeve III                Director                          1,919                    .06%
619 Dixie Street
Carrollton, Georgia (f)

Thomas T. Richards                     Director                         19,706                    .64%
P.O. Box 1510
Carrollton, Georgia

--------------
(1) Information relating to beneficial ownership of common stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes stock owned by spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

Oscar W. Roberts, III                  Director                          42,380                  1.37%
P.O. Box 1277
Cleveland, Georgia (g)

Frank T. Thomasson, III                Director                           1,600                    .05%
P.O. Box 188
Carrollton, Georgia

J. Thomas Vance                        Director                         260,500                   8.42%
100 Wagon Yard Plaza
Carrollton, Georgia (h)

Joe Whit Walker                        Director and Chairman of the     344,870                  11.14%
P.O. Box 649                           Board
Carrollton, Georgia (i)

Charles M. Willis, Sr.                 Director                          28,400                    .92%
820 Maple Street
Carrollton, Georgia

Steven J. Haack,                       Secretary and Treasurer              700                    .02%
P.O. Box 280                           Chief Financial Officer - Bank
Carrollton, Georgia

H. James Crowe                         Executive Vice President and         780                    .03%
P.O. Box 280                           Chief Operating Officer - Bank
Carrollton, Georgia (j)

W. Galen Hobbs, Jr.                    Sr. Vice President - Bank            750                    .02%
P.O. Box 280
Carrollton, Georgia

H. B. Lipham, III                      Sr. Vice President - Bank          1,435                    .05%
P.O. Box 280
Carrollton, Georgia

Louise Tyus Roberts Jewell (k)                                          325,882                  10.53%
2002 Bowdon Road
Carrollton, Georgia

Estate of H. W. Richards                                                258,200                   8.34%
Carrollton, Georgia

Sally A. Bobick                                                         185,367                   5.98%
P.O. Box 1510
Carrollton, Georgia

All Executive Officers                                                1,097,610                  35.12%
and Directors as a
Group (18 persons) (l)

-----------------------

(a) Includes 21,880 shares, which Mr. Alston does not own, but controls and 26,620 options which are currently exercisable.

(b) Includes 2,366 shares owned by Mr. Duncan's minor children, 1,920 shares owned by his wife and 2,080 options which are currently exercisable.

(c) Includes 700 shares owned by W. T. Green Jr. Family Limited Partnership of which Mr. Green is the general partner.

(d)      Includes 3,480 shares, which Mr. Joyner does not own, but controls.

(e) Includes 6,000 shares owned by Mr. Plunkett's minor children and 424 shares held by Mr. Plunkett as custodian for his minor children.

(f)      Includes 319 shares owned by Dr. Reeve's wife.

(g)      Includes 2,928 shares owned jointly with Mr. Roberts' minor children.

(h) Includes 258,200 shares owned by the Estate of H.W. Richards which are controlled by Mr. Vance.

(i) Includes 38,400 shares owned by the Carl Walker Estate Marital Deduction, 38,400 shares owned by the Carl Walker Remainder Trust which are controlled by Mr. Walker and 6,400 shares held by Mr. Walker's wife.

(j)      Includes 780 options which are currently exercisable.

(k)      Includes shares held personally and as executrix of the Estate of Oscar
         W. Roberts, Jr.

(l)      See notes (a) through (j) above.


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors and 10% shareholders to file reports regarding initial ownership and changes in ownership with the Securities and Exchange Commission and any exchange upon which the Company's securities are listed. Executive officers, directors and 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company's information regarding compliance with Section 16(a) is based solely on a review of the copies of such reports furnished to the Company by the Company's executive officers, directors and 10% shareholders. The Company believes that, during the fiscal year ending December 31, 2000, all of its executive officers, directors and 10% shareholders complied with all applicable Section 16(a) filing requirements except for Mr. Lipham, who inadvertently failed to timely make a Form 4 filing with respect to a purchase of 50 shares made by a company of which he is a major shareholder. Mr. Lipham has since made the delinquent filing.

          COMPENSATION OF EXECUTIVE OFFICERS AND NON-EMPLOYEE DIRECTORS

         The table below sets forth the total compensation paid to the CEO and each of the Company's five highest paid executive officers (the "Named Executive Officers") for each of the Company's last three completed fiscal years:

                           SUMMARY COMPENSATION TABLE

Name of Individual &                                                                  Other                Securities
Principal Position                  Year           Salary            Bonus (a)     Compensation (b)   Underlying Options (c)
--------------------                ----           -------           -----         ------------       ------------------
L. Leighton Alston                  2000           128,960           207,808           34,082               4,382
CEO - Company                       1999           116,846           117,210           97,160               8,560
CEO - Bank                          1998           119,628           197,967           30,270              14,442

Richard A. Duncan                   2000           104,000            52,767           31,006               1,043
Exec. VP - Company                  1999           100,000            38,110           28,948               1,150
President - Bank                    1998            95,944            38,277           25,692               2,156

Steven J. Haack                     2000            85,000            36,668           10,756                 548
Sec/Treas - Company                 1999            74,343            22,291            8,855                 320
CFO - Bank                          1998            71,484            17,334            8,231                  --

H. James Crowe                      2000            94,498            42,146           11,161                 783
COO - Bank                          1999            86,192            31,236            9,928                 862
President - Finance Co.             1998            73,066            29,130            8,618               1,618

W. Galen Hobbs, Jr                  2000            88,400            32,053           15,244                 522
Sr. Vice President - Bank           1999            78,802            22,967           10,531                 288
                                    1998            63,000            14,820            7,227                  --

H.B. Lipham, III                    2000            88,400            32,053           12,657                 522
Sr. Vice President - Bank           1999            78,802            23,466           13,049                 288
                                    1998            63,000            14,320           11,047                  --

(a) The amounts included represent two bonus plans, a profit sharing plan in which all employees participate and an executive bonus plan.

(b) Includes contributions made to a 401(k) plan, director fees (if applicable), the exercise of options (if applicable) and the use of a company automobile including automobile allowances.

(c) Represents the number of options granted under Incentive Stock Option Agreements, as adjusted for stock splits.

OPTION GRANTS

         Certain executive officers of the Company and the Bank receive stock options under the Company's 1994 Incentive Stock Option Plan. The options are exercisable after five years from the date of grant at a price that equals the fair market value of the stock at the date of grant. All options expire ten years from the date of grant and are intended to be qualified stock options as defined under Section 422 of the Internal Revenue Code of 1986, as amended. The following table summarizes options granted during 2000 to each of the Named Executive Officers:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                Individual Grants

                          Number of          % of Total
                          Securities         Options/SARS Granted
                          Underlying         Granted to
                          Options/SARS       Employees in Fiscal     Exercise or Base
Name                      Granted            Year                    Price ($/Sh)       Expiration Date
----                      -------------      --------------------    ----------------   ---------------
L. Leighton Alston           4,382           56.2%                        21.50         1/11/2010
Richard A. Duncan            1,043           13.4%                        21.50         1/11/2010
Steven J. Haack                548            7.0%                        21.50         1/11/2010
H. James Crowe                 783           10.0%                        21.50         1/11/2010
W. Galen Hobbs, Jr.            522            6.7%                        21.50         1/11/2010
H.B. Lipham, III               522            6.7%                        21.50         1/11/2010

OPTION EXERCISES AND HOLDINGS

         The following table sets forth the name of the optionee, number of shares received upon exercise, the dollar value realized, the total number of unexercised held at December 31, 2000 separately identified as exercisable and unexercisable and the aggregate dollar value of "in-the-money" unexercised options, separately identified as exercisable and unexercisable. The value of unexercised options which are exercisable and unexercisable is based on the stock price of $23.00 per share, the market price of the Company's shares at December 31, 2000.

                      OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                                        NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                                                       UNDERLYING UNEXERCISED    IN THE MONEY OPTIONS
                                                                        OPTIONS AT 12/31/00          AT 12/31/00
                          SHARES ACQUIRED                                   EXERCISABLE/             EXERCISABLE/
NAME                      ON EXERCISE (#)      VALUE REALIZED ($)          UNEXERCISABLE            UNEXERCISABLE
----                      ---------------      ------------------      -----------------------   --------------------
L. Leighton Alston               --                   --                       13,104                  202,643
                                                                               53,034                  617,161
Richard A. Duncan               972               16,313(1)                        --                       --
                                                                                9,037                   95,277
Steven J. Haack                  --                   --                           --                       --
                                                                                  868                    1,782
H. James Crowe                   --                   --                           --                       --
                                                                                6,003                   59,237
W. Galen Hobbs, Jr.              --                   --                           --                       --
                                                                                  810                    1,647
H.B. Lipham, III                 --                   --                           --                       --
                                                                                  810                    1,647

(1) The options exercised had an exercise price of $7.2175 per share. On the date of exercise, the fair market value of the Common Stock was $24.00 per share.

BENEFIT PLANS

         Under the Company's Incentive Stock Option Plan, the Company may grant options to certain key officers to acquire shares of its common stock at the then fair value, with the number of shares to be determined annually by agreed upon formulas. A total of 160,000 shares of Common Stock are reserved for issuance under this plan. Options may be granted through the year 2004. Options may not be exercised prior to five years from the date of grant and are exercisable no later than ten years from that date.

         In 1996, the Company began a qualified retirement plan pursuant to
Section 401(k) of the Internal Revenue Code covering substantially all employees subject to certain minimum age and service requirements. Contributions to the plan by employees is voluntary. The Company makes matching contributions to the plan in an amount up to 6% of the participants' salaries. The Company may also make discretionary contributions to the plan which may be allocated to participants in proportion to compensation.

DIRECTOR COMPENSATION

         The directors receive compensation in the form of fees for services performed as directors and members of various committees. Each director has the option to receive his compensation in the form of the Company's stock. The following table discloses the name and amount of compensation for each director of the Company in 2000. Director fees for Mr. Alston and Mr. Duncan are included in "other compensation" in the Summary Compensation Table above.


                 NAME                                 2000
                 ----                                -------
                 Grady Woodfin Cole                  $ 9,300
                 W.T. Green, Jr.                      11,950
                 L.G. Joyner                          17,250
                 R. David Perry                       16,075
                 L. Richard Plunkett                   7,225
                 Dr. Thomas E. Reeve, III              9,525
                 Thomas T. Richards                   15,800*
                 Oscar W. Roberts, III                 8,850
                 Frank T. Thomasson, III               8,775
                 J. Thomas Vance                       9,000*
                 Joe Whit Walker                      26,400
                 Charles M. Willis, Sr.               17,400

*indicates director who has elected to receive compensation in company stock (based on the market price of the stock on the date of issuance)

EMPLOYMENT AGREEMENTS

         On September 10, 1996, the Company entered into an employment agreement with Mr. Alston, the Company's President and Chief Executive Officer. The employment agreement provided for an initial term of two years with automatic renewal terms of two years until either party gives notice of its intent not to renew the agreement 90 days prior to the end of the then current term. The employment agreement provided for an initial base salary of $111,137 for the fiscal year ending December 31, 1996, with annual raises as determined by the Company's Board of Directors. In addition, Mr. Alston has the right to participate in the Company's employee benefit plans such as medical coverage, life insurance, pension and profit sharing plans and is entitled to reimbursement of club dues and certain automobile expenses. Under the terms of the employment agreement, employment terminates upon death or total disability of Mr. Alston, and may be terminated by the Company for cause (such as misconduct, commission of certain crimes or acts, or initiation of removal proceedings by federal or state regulatory authorities). The employment agreement contains a change in control provision that provides Mr. Alston with the right to terminate his employment within 24 months of the date of a change in control and have such termination treated as a termination without cause meaning that Mr. Alston shall have the right to continue to be compensated through the term of the employment agreement. For purposes of the employment agreement, a change of control is deemed to have occurred at such time as (a) the individuals constituting the Company's or Bank's Board of Directors at the beginning of the employment cease for any reason to constitute at least a majority of said Board of Directors (unless any replacement directors are elected by or on the recommendation of the incumbent Board of Directors), (b) a notice is filed with the OCC or Federal Reserve for permission to acquire control of the Company or the Bank or more than 50% of the Company's or Bank's outstanding common stock, or (c) the Company or the Bank shall become a subsidiary of another entity or shall be merged or consolidated into another entity. The employment agreement also contains certain customary terms regarding proprietary information, confidentiality, and non-competition upon termination.

         In August 2000, the Bank entered into employment agreements with Mr. Duncan, who serves as its President, and with Mr. Lipham and Mr. Hobbs, who each serve as a Bank Senior Vice President. All of the employment agreements provide for an initial term of two years which may be extended for an additional year unless the executive or the Bank gives the other party notice of its intent not to renew the agreement 90 days prior to the end of the initial current term. The employment agreements provide for an initial base salary of $104,000, for Mr. Duncan, and $88,400, for each of Mr. Lipham and Mr. Hobbs. All compensation levels are subject to annual review and adjustment at the discretion of the Bank and all executives have the right to participate in all employee benefit plans available to similarly situated employees. In addition, Messrs. Duncan, Lipham and Hobbs are all entitled to reimbursement of club dues and a company provided automobile. The employment agreements may be terminated by the Bank for cause in the event of theft, dishonesty, nonperformance or violation of policy or if there has been a change in control (which, for purposes of these employment agreements means any transaction or transactions involving the sale of all or substantially all of WGNB's assets, any transfer of more than 50% of WGNB's Common Stock, or any merger or consolidation where the surviving entity is not controlled by the shareholders of WGNB) and the executive declines to serve the Bank in another position or function at any location without a reduction in salary. The agreements may also be terminated by the Bank without cause although the Bank must pay the executive upon such termination a lump sum payment equal to twenty-four month's salary plus accrued vacation. The employment agreements also contain certain customary terms regarding proprietary information, confidentiality, and non-competition upon termination.

         Also in August 2000, the Bank entered into employment agreements with Mr. Crowe, who serves as its Executive Vice President and Chief Operating Officer, and with Mr. Haack, who serves as its Chief Financial Officer. Both of these employment agreements provide for an initial term of two years which may be extended for an additional year unless the executive or the Bank gives the other party notice of its intent not to renew the agreement 90 days prior to the end of the initial current term. The employment agreements provide for an initial base salary of $94,497, for Mr. Crowe, and $85,000, for Mr. Haack. These compensation levels are subject to annual review and adjustment at the discretion of the Bank and each executive has the right to participate in all employee benefit plans available to similarly situated employees. In addition, Mr. Haack is entitled to reimbursement of club dues; both Mr. Haack and Mr. Crowe are entitled to gasoline allowances. As with the employment agreements for Messrs. Duncan, Lipham and Hobbs described above, these employment agreements may be terminated by the Bank for cause in the event of theft, dishonesty, nonperformance or violation of policy or if there has been a change in control and the executive declines to serve the Bank in another position or function at any location without a reduction in salary. The agreements may also be terminated by the Bank without cause although the Bank must pay the executive upon such termination a lump sum payment equal to twenty-four month's salary plus accrued vacation. The employment agreements also contain certain customary terms regarding proprietary information, confidentiality, and non-competition upon termination.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Porter Keadle Moore, LLP to audit the financial statements of the Company for the fiscal year ending December 31, 2001. Porter Keadle has audited the Company's financial statements since 1995. A representative of Porter Keadle will be present at the Annual Meeting to respond to any questions and to make a statement on behalf of his firm, if he so desires.

                          TRANSACTION OF OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting that will come before the meeting. Should any other matters arise requiring the vote of shareholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                          FUTURE SHAREHOLDER PROPOSALS

         The Company provides all shareholders with the opportunity, under certain circumstances, to participate in the governance of the Company by submitting proposals that they believe merit consideration at the next Annual Meeting of Shareholders, which currently is expected to be held in March 2002. To enable management to analyze and respond adequately to proposals and to prepare appropriate proposals for presentation in the Company's Proxy Statement for the next Annual Meeting of Shareholders, any such proposal should be submitted to the Company no later than October 23, 2001, to the attention of its Secretary, at its principal office appearing on the front page of this Proxy Statement. Shareholders may also submit the names of individuals who they wish to be considered by the Board of Directors as nominees for directors. If any proposals are submitted by a shareholder for the next annual meeting and are received by the Company after October 23, 2001, these shareholder proposals will not be presented in the proxy materials to be delivered in connection with the next annual meeting and, if the matters are brought up at the meeting, the persons named in the form of proxy for that annual meeting will be allowed to use their discretionary authority with respect to voting on such shareholder matters.

         PLEASE RETURN YOUR PROXY AS SOON AS POSSIBLE. UNLESS A QUORUM CONSISTING OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE IS REPRESENTED AT THE MEETING, NO BUSINESS CAN BE TRANSACTED. THEREFORE, PLEASE BE SURE TO DATE AND SIGN YOUR PROXY EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE AND RETURN IT IN THE ENCLOSED PREPAID RETURN ENVELOPE. PLEASE ACT PROMPTLY TO ENSURE THAT YOU WILL BE REPRESENTED AT THIS IMPORTANT MEETING.

                              AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the Commission. Shareholders may inspect and copy such reports, proxy statements and other information at the Public Reference Section of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Shareholders may also obtain copies of the reports, proxy statements and other information from the Public Reference Section of the Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a World Wide Web site on the internet at http://www.sec.gov that contains reports, proxies, information statements, and registration statements and other information filed with the Commission through the EDGAR system.

                                      By Order of the Board of Directors

                                      WGNB Corp.



                                      /s/ L. Leighton Alston

                                      L. Leighton Alston
                                      President and Chief Executive Officer
February 21, 2001

                                  APPENDIX "A"

                            THE COMPLIANCE, AUDIT AND
                         EXAMINATION COMMITTEE'S CHARTER

         The Compliance, Audit and Examination Committee serves as the board's "eyes and ears" in monitoring compliance with board policies and applicable laws and regulations. The Compliance, Audit and Examination Committee works with the bank's auditors, both internal and external, to ensure comprehensive audit coverage. To ensure the auditors' independence and objectivity, the Compliance, Audit and Examination Committee is to supervise the audit function directly, hiring personnel, setting compensation and evaluating performance. This committee also is to monitor management's efforts to correct deficiencies discovered in an audit or a supervisory examination.

         An important function of the Compliance, Audit and Examination Committee is to ensure that the call report and other bank-generated financial statements are accurate and in accordance with generally accepted accounting principles. This committee works with the internal auditor to establish the bank's audit programs and receives reports on the results of each audit performed. The committee selects the CPA firm and negotiates the terms of the engagement to do accounting and auditing procedures for the bank. On all audit written reports and opinion letters, the Compliance, Audit and Examination Committee reviews the written reports and any management responses to ensure that appropriate corrective action is being taken in each case.

         The bank's Compliance Officer is to report to the Compliance, Audit and Examination Committee. The committee is to monitor correction of deficiencies and recommendations in the compliance area recited in internal and external audit reports, as well as regulatory reports.

         The Compliance, Audit and Examination Committee consists of three outside directors only due to the committee evaluating bank operations. This committee meets on a scheduled quarterly basis or at any other time deemed necessary. Minutes of the meeting are to be written to document all committee activities.

FORM OF PROXY

                                   WGNB CORP.

The undersigned hereby appoints L. Leighton Alston and R. David Perry, or either one of them, with full power of substitution, as proxy for the undersigned, to vote all shares of common stock, $1.25 par value per share, of WGNB Corp. owned of record by the undersigned, with all powers the undersigned would have if personally present at the Annual Meeting of Shareholders of WGNB Corp. to be held on March 13, 2001 at 3:00 PM, at the Company's executive offices located at 201 Maple Street, Carrollton, Georgia 30117 and any adjournments thereof for the following purposes:


1. (a) FOR ALL NOMINEES ______WITHHOLD ALL NOMINEES _____ for election, by the holders of Common Stock of WGNB Corp.:

               L. RICHARD PLUNKETT                THOMAS T. RICHARDS
               OSCAR W. ROBERTS III               JOE WHIT WALKER

Instructions:     To withhold authority to vote for any individual nominee,
                  place an X in the box on the left and strike a line through the nominees name listed above.


2.    To transact such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1 IF NO INSTRUCTION TO THE CONTRARY IS INDICATED OR IF NO INSTRUCTION IS GIVEN.


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WGNB CORP.

                           Dated:                2001
                                 --------------,

                           -----------------------------------------------------
                           Signature

                           Print Name:
                                      ------------------------------------------

                           Address:
                                   ---------------------------------------------

                           -----------------------------------------------------

                           Number of Common Shares Voted:
                                                         -----------------------


Please mark, date and sign this Proxy and deliver it to any of the above-named proxies if you do not plan to attend the Annual Meeting.